As filed with the Securities and Exchange Commission on April 7, 2006.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 7, 2006 (April 6, 2006)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

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Item 1.01.                                         Entry into a Material Definitive Agreement.

On April 6, 2006, Medarex, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the sale to the Underwriters of 10,000,000 shares (the “Firm Securities”) of the Company’s common stock, $0.01 par value per share (“Common Stock”), and the granting of an over-allotment option to the Underwriters to purchase up to an additional 1,500,000 shares of Common Stock (the “Optional Securities”; which together with the Firm Securities are referred to herein collectively as the “Securities”). The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-52696) previously filed with the Securities and Exchange Commission. On April 7, 2006 the Company filed a prospectus supplement dated April 6, 2006 relating to the issuance and sale of the Securities with the Securities and Exchange Commission.

The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events.

On April 7, 2006, Medarex, Inc. issued a press release announcing the pricing of an underwritten public offering of 10,000,000 shares of newly-issued common stock at $11.75 per share, before underwriting discounts and commissions, pursuant to an effective shelf registration statement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                                                                            Financial Statements and Exhibits.

(D)                               Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number

1.1	Underwriting Agreement, dated April 6, 2006.

5.1	Opinion of Satterlee Stephens Burke & Burke LLP.

23.1	Consent of Satterlee Stephens Burke & Burke LLP (included in Exhibit 5.1).

99.1	Medarex, Inc. Press Release dated April 7, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: April 7, 2006	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief
Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description	Page Number

1.1	Underwriting Agreement, dated April 6, 2006.

5.1	Opinion of Satterlee Stephens Burke & Burke LLP.

23.1	Consent of Satterlee Stephens Burke & Burke LLP (included in Exhibit 5.1).

99.1	Medarex, Inc. Press Release dated April 7, 2006.